RMR FUNDS SERIES TRUST

RMR REAL ESTATE SECURITIES FUND

Supplement dated January 12, 2009 to the
Statement of Additional Information dated December 31, 2007, as amended August 29, 2008

On January 7, 2009, Frank J. Bailey, one of our independent trustees, notified our board of trustees of his resignation from the board effective as of January 30, 2009.  Mr. Bailey advised the board that the resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts and that the reason for his decision was not the result of any disagreement with us.